UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 2007

                             TRIARC COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)


  DELAWARE                         1-2207                38-0471180
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(State or Other                 (Commission          (I.R.S. Employer
Jurisdiction of                 File Number)         Identification No.)
Incorporation)

 280 Park Avenue
 New York, NY                                              10017
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (212) 451-3000

                                       N/A
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            (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          (a) On September 10, 2007, the Board of Directors of Triarc Companies, Inc. (the "Company") approved amendments to Article VI of the Company's Bylaws to permit the issuance and transfer of both certificated and uncertificated shares of the Company's Common Stock. The Board approved such amendments to comply with rules requiring all New York Stock Exchange listed securities to be eligible to participate in a direct registration system. A copy of the Bylaws, as amended, is included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1 Amended and Restated By-Laws of Triarc Companies, Inc.


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                             TRIARC COMPANIES, INC.


                                             By:  /s/Stuart I. Rosen
                                                  -----------------------------
                                                  Stuart I. Rosen
                                                  Senior Vice President and
                                                  General Counsel, and
                                                  Assistant Secretary

Dated: September 11, 2007

                                  EXHIBIT INDEX

Exhibit         Description
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3.1             Amended and Restated By-Laws of Triarc Companies, Inc.